UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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[ ]	Soliciting Material Pursuant to §240.14a-12
CLEARBRIDGE ENERGY MIDSTREAM		WESTERN ASSET HIGH YIELD DEFINED

OPPORTUNITY FUND INC.		OPPORTUNITY FUND INC.
CLEARBRIDGE MLP AND MIDSTREAM FUND		WESTERN ASSET INTERMEDIATE MUNI
INC.		FUND INC.
CLEARBRIDGE MLP AND MIDSTREAM		WESTERN ASSET INVESTMENT GRADE
TOTAL RETURN FUND INC.		DEFINED OPPORTUNITY TRUST INC.
LMP CAPITAL AND INCOME FUND INC.		WESTERN ASSET MUNICIPAL DEFINED
OPPORTUNITY TRUST INC.
WESTERN ASSET EMERGING MARKETS		WESTERN ASSET MUNICIPAL HIGH INCOME
DEBT FUND INC.		FUND INC.
WESTERN ASSET GLOBAL CORPORATE		WESTERN ASSET MUNICIPAL PARTNERS
DEFINED OPPORTUNITY FUND INC.		FUND INC.

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